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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                OCTOBER 10, 2008

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                          DIGITALFX INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


                                     FLORIDA
         (State or other Jurisdiction of Incorporation or Organization)


       001-33667                                          65-0358792
(Commission File Number)                       (IRS Employer Identification No.)

                             3035 EAST PATRICK LANE
                                    SUITE #9
                               LAS VEGAS, NV 89120
                         (Address of Principal Executive
                              Offices and zip code)

                                  702-938-9300
                             (Registrant's telephone
                          number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 5.02         DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  ELECTION  OF
                  DIRECTORS;   APPOINTMENT  OF  CERTAIN  OFFICERS;  COMPENSATORY
                  ARRANGEMENTS OF CERTAIN OFFICERS.

         On October 10, 2008, the Registrant entered into Indemnification Agreements with the following parties (each an "Indemnitee"): Craig Ellins, the Registrant's Chairman of the Board, Chief Executive Officer and President; Mickey Elfenbein, the Registrant's Chief Operating Officer; Tracy Sperry, the Registrant's Acting Chief Financial Officer; Abraham Sofer, the Registrant's General Counsel; Amy Black, the President of VMdirect, L.L.C, one of the Registrant's wholly-owned subsidiaries; Jerry Haleva, one of the Registrant's directors; Kevin R. Keating, one of the Registrant's directors, and David Weaver, one of the Registrant's directors.

         The Indemnification Agreements require the Registrant to indemnify the Indemnitees, to the full extent permitted by applicable law, against expenses, judgments, fines and other costs arising in connection with threatened, pending or completed actions, suits or other claims in which the Indemnitees are involved by reason of their service as directors and officers of the Registrant or any other enterprise at the Registrant's request, provided that the Indemnitees acted in good faith and in a manner they reasonably believed to be in or not opposed to the Registrant's best interests, and with respect to any criminal action or proceeding, had no reasonable cause to believe that their conduct was unlawful. With respect to proceedings by or in the right of the Registrant to procure a judgment in its favor, the Indemnification Agreements do not require indemnification where any Indemnitee is adjudged by a court of competent jurisdiction to be liable to the Registrant, unless and only to the extent that a court of competent jurisdiction shall determine that despite such adjudication of liability and in view of all the circumstances of the case, indemnification is fair and reasonable for such amounts as such court shall deem proper.

         On October 13, 2008, each of Jerry Haleva and Kevin R. Keating resigned from the Registrant's board of directors.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, DigitalFX International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIGITALFX INTERNATIONAL, INC.


Date:  October 16, 2008                 By: /S/ MICKEY ELFENBEIN
                                            ------------------------------------
                                            Mickey Elfenbein
                                            Chief Operating Officer


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